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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 30, 1998, included or incorporated by reference in the annual report on Form 10-K for NIPSCO Industries, Inc. for the year ended December 31, 1997 and to all references made to our Firm included in this Registration Statement.


/S/  Arthur Andersen LLP
Chicago, Illinois
April 20, 1998